UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 15, 2018

BlackLine, Inc
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37924	46-3354276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

21300 Victory Boulevard, 12th Floor Woodland Hills, CA 91367
(Address of principal executive offices, including zip code)

(818) 223-9008
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

       Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ X ]

Item 2.02. Results of Operations and Financial Condition.

On February 15, 2018, BlackLine, Inc. (the “Company”) issued a press release and will hold a conference call announcing its financial results for the fourth quarter ended December 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company refers to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

This information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release issued on February 15, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackLine, Inc

Date: February 15, 2018	By:	/s/ Mark Partin
	Name:	Mark Partin
	Title:	Chief Financial Officer